SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities

Pursuant to Section 12(b) or 12(g) of the

Securities Exchange Act of 1934

MCF CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	87-398535
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

600 California St., 9th Floor San Francisco, CA	94108
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

Common Stock, $.0001 par value	Pacific Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates:  None

Securities to be registered pursuant to Section 12(g) of the Act: None

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock, filed with the Form 8-A/A dated July 7, 2000, is incorporated herein by reference.

ITEM 2. EXHIBITS.

1.             Certificate of Incorporation, as amended, of MCF Corporation.

2.             Amended and Restated Bylaws of MCF Corporation.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 14, 2005

MCF CORPORATION

By	/s/ Christopher Aguilar
Christopher Aguilar
General Counsel